Exhibit 10.44

July 14, 2014

VIA HAND DELIVERY

Norris, McLaughlin & Marcus

721 Route 202-206, Suite 200

P.O. Box 1018

Somerville, New Jersey 08876-1018

Attention: John J. Eagan, Esq.

Re:	Sublease dated as of May 16, 2011 by and between Norris, McLaughlin & Marcus, P.A. and Senesco Technologies, Inc.

Dear Mr. Eagan:

Reference is hereby made to that certain Sublease dated as of May 16, 2011, as amended on April 11, 2014 by and between Norris, McLaughlin & Marcus, P.A. and Senesco Technologies, Inc. (the “Sublease”). Pursuant to Section 2 of the Sublease, as amended, please consider this letter our formal written election to exercise our right to extend the term of the Sublease through November 30, 2014. Following the delivery of this notice, the definition of “Termination Date” in the Sublease shall mean November 30, 2014.

Should you have any questions concerning this matter, please feel free to contact me at (908) 864-4444. This letter shall be governed by and construed in accordance with the laws of New Jersey.

Very truly yours,

SENESCO TECHNOLOGIES, INC.

By:	/s/ Joel Brooks
Name:	Joel Brooks
Title:	CFO